SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      February 26, 2004
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                     J.P. Morgan Acceptance Corporation I
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            (Exact Name of Registrant as Specified in Its Charter)


Delaware                              333-64906                13-3475488
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)          Identification No.)


270 Park Avenue
New York, New York                                                   10017
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code  (212) 834-3850
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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     On February 26, 2004, J.P. Morgan Acceptance Corporation I (the
"Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and Wachovia Bank, National Association, as trustee (the "Trustee"), providing for the issuance of J.P. Morgan Mortgage Trust 2004-A1 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:

       Not applicable.

(b)  Pro forma financial information:

       Not applicable.

(c)  Exhibits:

Exhibit No.    Description

99.1 The Pooling and Servicing Agreement, dated as of February 1, 2004, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.



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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   April 9, 2004


                                          J.P. MORGAN ACCEPTANCE CORPORATION I


                                          By: /s/ Jonathan Davis
                                              --------------------------------
                                              Name:   Jonathan Davis
                                              Title:  Vice President



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

                                 EXHIBIT INDEX

                     The following exhibits are filed herewith:


Exhibit No.                                                          Page No.
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99.1        Pooling and Servicing Agreement, dated as of February        5
            1, 2004, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.



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